SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2015

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	1-12298 (Regency Centers Corporation)	59-3191743 (Regency Centers Corporation)
Delaware (Regency Centers, L.P.)	0-24763 (Regency Centers, L.P.)	59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 10, 2015, Regency Centers, L.P. (“RCLP”) and Regency Centers Corporation, the general partner of RCLP (“Regency”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC as representatives of several underwriters named therein, pursuant to which RCLP agreed to issue and sell $250 million aggregate principal amount of RCLP’s 3.90% Notes due 2025 (the “Notes”) priced at 99.264%. The Notes are guaranteed as to the payment of principal and interest by Regency. The offering of the Notes is expected to close on August 17, 2015.

The Notes bear interest at a rate of 3.90% per annum and mature on November 1, 2025. Interest on the Notes will be payable semi-annually in arrears on May 1 and November 1 of each year, beginning November 1, 2015, to holders of record at the close of business on the April 15 or October 15, respectively, immediately preceding such interest payment date.

The Notes were issued pursuant to the terms of an Indenture dated as of December 5, 2001, as supplemented by a First Supplemental Indenture dated as of June 5, 2007, a Second Supplemental Indenture dated as of June 2, 2010 and a Third Supplemental Indenture to be dated as of August 17, 2015 among RCLP, Regency, as guarantor, and U.S. Bank, National Association, as successor to Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee.

On August 10, 2015, Regency issued a press release announcing the pricing of the offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of August 10, 2015 among Regency Centers, L.P., Regency Centers Corporation, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC as representatives of the underwriters listed therein.

4.1	Form of Global Note for 3.90% Notes due 2025 of Regency Centers, L.P.

4.2	Guarantee of Regency Centers Corporation (included in Global Note filed as Exhibit 4.1)

5.1	Opinion of Foley & Lardner LLP as to the legality of the securities.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

99.1	Press Release dated August 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

August 12, 2015		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.

	By:	Regency Centers Corporation,
its general partner

August 12, 2015		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

3